EXHIBIT 10.15

                             JOINT VENTURE AGREEMENT

                                     between

                    YINKA FOLAWIYO PETROLEUM COMPANY LIMITED

                                       and

                         LIBERTY TECHNICAL SERVICES LTD.

                   NIGERIAN OIL PROSPECTING LICENCE (OPL) 309

THIS JOINT VENTURE AGREEMENT is made and entered into as of the 9th day of March, 1992 by and between:

YINKA FOLAWIYO PETROLEUM COMPANY LIMITED, of 15th floor, Unity House, 37 Marina, Lagos, Nigeria, (herein called "Owner/Operator")

                                     - and -

LIBERTY TECHNICAL SERVICES LTD., of Suite 980 McFarlane Tower 700 Fourth Avenue S.W., Calgary, Alberta, Canada, (herein called "Technical Partner")

WHEREAS

     (a) On June 26,1991, the Government approved the allocation of the Concession to the Owner.

     (b) On February 21, 1992, the Owners and the Technical Partner agreed to enter into a joint venture for the exploration and development of the Concession.

NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

1.1 The terms defined in the recitals hereof or at other instances herein shall have the meaning attributed to them thereby. In addition, the following words and expressions shall, for the purpose of this Joint Venture Agreement, bear the meanings respectively set opposite them:

"AFFILIATE" means a company, partnership or other legal entity which controls, or is controlled by, or which is controlled by an entity which controls a Party. Control means the ownership directly or indirectly of more than fifty percent (50%) of the shares or voting rights in a company, partnership or legal entity;

"AGREEMENT" means this Joint Venture Agreement together with the Exhibits attached to this Joint Venture Agreement;

"CONCESSION" means the instrument concluded between The Ministry of Petroleum Resources, Federal Government of Nigeria and the Owner and any extension, renewal or amendment thereof agreed to in writing;

"CONCESSION AREA" means the area covered by the Concession as described in Schedule "A" attached hereto;

"CONTROL" when used in relation to Affiliate, means holding with the power to vote more than fifty percent (50%) of the outstanding voting securities or interest of such Affiliate;

"COMMERCIAL QUANTITIES" means Hydrocarbons in such quantities which, in the opinion of the Parties and the Government, will permit their being developed;

"COST OIL" means forty percent (40%) of the total production of Hydrocarbons which is allocated to the Technical Partner for the recovery of Petroleum Costs;

"EFFECTIVE  DATE"  means  the  date  first  written  above;

"GOVERNMENT" means the Federal Government of Nigeria as represented by the Minister of Petroleum Resources;

"HYDROCARBONS" means all substances including liquid and gaseous hydrocarbons which are subject to and covered by this Joint Venture;

"MINIMUM WORK OBLIGATIONS" means those work and/or expenditure obligations specified in the Concession Agreement which must be performed in order to satisfy the obligations as outlined in the concession agreement;

"PARTICIPATING INTEREST" means the undivided percentage interest of each Party in the costs required to carry out the Work Program on the Concession pursuant to this Joint Venture Agreement;

"PARTY" means a party to this Agreement and any successors or assigns, in accordance with the provisions of this Agreement;

"PAYOUT" means that point where accumulated Cost Oil is equal to the total Petroleum Cost, on the said concession;

"PETROLEUM COSTS" means all costs and expenses incurred by the Parties both within and without Nigeria in connection with the exploration, development and operation of the Concession Area;

"PROFIT OIL" means Thirty percent (30%) of the total production of Hydrocarbons, in excess of Cost Oil and Tax Oil, which is allocated to the Parties as herein provided;

"RECOVERY OF PETROLEUM COSTS" means that point in time when Petroleum Costs have been recovered out of Cost Oil as defined in Schedule "C";

"SCHEDULE  "C""  means  the  Operating  Agreement  attached  hereto.

"TAX OIL" means Thirty percent (30%) of the total production of Hydrocarbons which is allocated to the Federal Government of Nigeria as payment of all royalties and taxes;

"WORK PROGRAM" means the work program and budget attached hereto as Schedule "B" for operations to be carried out on the Concession prepared by the technical partner and approved by the owners and the Government.

1.2 All other terms specifically defined in the Concession and not defined herein shall have the meanings assigned to them in the Concession unless the context clearly requires otherwise. In addition, where the context requires, the singular shall include the plural and the plural shall include the singular.

                                    ARTICLE II
                               GOVERNMENT APPROVAL

2.1 Upon execution of this Agreement, the Owner shall obtain the approval of the Government to the terms of this Agreement.

2.2 The Owner will provide the Technical Partners with evidence that it is the holder of the Concession and that the Concession is in good standing with the Government as of the Effective Date. Owner will supply the Technical Partner with a copy of the Concession Agreement and any amendments and correspondence relating thereto together with copies of all geological, geophysical and other technical data which the Owner has in its possession relating to the Concession Area.

2.3 And Owner shall maintain said Concession in good standing throughout the term of this agreement.

                                    ARTICLE III
                               EXPLORATION PERIOD

3.1 The Owner/Operator will have the right to carry out an exploration program on the Concession Area in accordance with the Work Program which will be sufficient to meet the Minimum Work Obligations under the Concession Agreement.

3.2 All costs incurred in carrying out the Work Program shall be borne by the Technical Partners.

                                    ARTICLE IV
                               DEVELOPMENT PERIOD

4.1 In the event Hydrocarbons are discovered in Commercial Quantities on the Concession Area, the owners on behalf of the Parties shall apply to the Government for an Oil Mining Lease in accordance with the applicable Government regulations.

                                    ARTICLE V
                             PARTICIPATING INTERESTS

5.1 All costs incurred in operating and developing the concession before Payout shall be as follows:

     Owners                   0%
     Technical  partner     100%

5.2 All costs incurred in operating and developing the concession after payout, shall be as follows:

     Owners                 60%
     Technical  partner     40%

5.3 In the event the Government elects to exercise its right to participate in the development of the Concession Area, the Participating Interests will be amended accordingly.

                                    ARTICLE VI
                            ALLOCATION OF PRODUCTION

6.1 All Hydrocarbons produced from the Concession Area shall be allocated as follows:

     (a)  Prior to Payout:

                   COST OIL   TAX OIL   PROFIT OIL
                   ---------  --------  -----------

Technical Partner        40%        0%          15%
                   ---------  --------  -----------

Owner                     0%        0%          15%
                   ---------  --------  -----------

Government                0%       30%           0%
                   ---------  --------  -----------


     (b)  After Payout:


                   COST OIL   TAX OIL   PROFIT OIL
                   ---------  --------  -----------

Technical Partner         0%        0%          28%
                   ---------  --------  -----------

Owner                     0%        0%          42%
                   ---------  --------  -----------

Government                0%       30%           0%
                   ---------  --------  -----------

                                    ARTICLE VII
                                   ASSIGNMENT

7.1 This Agreement and all the provisions hereof shall be binding upon and enure to the benefit of the respective parties hereto and their respective successors and assigns but neither this Agreement nor any of the rights, interests or obligations hereunder or under the Concession shall be assigned by any Party without the prior written consent of the other Party, and the Nigerian Government if necessary, but may be assigned to Affiliates without such consent subject to the provisions of this Agreement.

                                    ARTICLE VIII
                               OPERATING AGREEMENT

8.1 All operations on the Concession Area shall be carried out in accordance with the provisions of a Model Form International Operating Agreement 1990, a copy of which is attached hereto as Schedule "C".

8.2 All working interest parties to the said concession will be subject to said Operating Agreement.

                                    ARTICLE IX
                      APPLICABLE LAW AND DISPUTE RESOLUTION

9.1 This Agreement shall be governed by, construed, interpreted and applied in accordance with the laws of the United Kingdom.

9.2 Any dispute arising out of and relating to this Agreement and which the Parties have not settled by themselves, shall finally be decided, to the exclusion of the courts, by arbitration in accordance with the arbitration rules of the International Chamber of Commerce. Three arbitrators shall be appointed, each Party appointing one arbitrator, and the two arbitrators thus appointed choosing the presiding arbitrator. In reaching a decision, the arbitrators shall act ex aequo et bono and shall be guided primarily by the terms of this Agreement and International practice in similar agreements.

                                   ARTICLE X
                                      TERM

10.1 This Agreement shall remain in force and effect until all materials, equipment and personal property used or obtained hereunder have been disposed of and final settlement of all payments due under the terms of this Agreement have been made among the Parties. Thereafter, this Agreement shall terminate upon the occurrence of the earliest of the events described below:

     (a)  It is terminated by unanimous written consent of the Parties;

     (b)  The date on which all  interests in  production  become  vested in one
          Party;

     (c) The expiration or termination of the Concession Agreement, including any leases granted therefrom and any extensions thereof;

(d)  Fifty years from the date hereof.

                                   ARTICLE XI
                                  MISCELLANEOUS

11.1 In the event any provisions of this agreement conflict with the provisions of the Concession or the operating agreement referred to in Article VIII, the Parties shall meet and attempt in good faith to negotiate and document such changes in this Agreement as may be appropriate to make it conform to such other documents.

11.2 This Agreement may be amended only by a written instrument executed by the Parties.

11.3 This Agreement supersedes any and all other agreements, oral or written, among the Parties in respect of the subject matter of this Agreement.

11.4 Each of the Parties shall execute and deliver such other certificates, agreements and other documents and take such other actions as may reasonably be requested by the other Party in order to consummate or implement the transactions contemplated by this Agreement.

11.5 All notices, requests, demands or other communications hereunder shall be delivered by hand or sent by mail as appropriate or by facsimile, telex or telegram to the Parties at the address provided below:


OWNERS:                             TECHNICAL  PARTNERS:
-------                             --------------------

Yinka Folawiyo Petroleum Limited    Liberty  Technical  Services  Ltd.
Unity  House  (15th  Floor)         Attention:  Earl  B.  Lewis
37  Marina                          Suite  980  McFarlane  Tower
P.O.  Box  2288                     700  Fourth  Avenue  S.W.
Lagos                               Calgary,  Alberta
Nigeria                             T2P  3J4
                                    Ph.  (403)  237-8263
                                    Fax  (403)  237-6245


                                   ARTICLE XII
                                    PAYMENTS

12.1 Upon written approval from the Federal Government of Nigeria, in order to continue this Agreement, Technical Partner shall make the Owner the following payments:

     (a) within 60 days of said approval or May 31,1992 which ever is the latter, [confidential] (US);

     (b) and within 90 days of said approval or June 30,1992 which ever is the latter, to pay an additional [confidential] (US);

     (c) [confidential] (US) within 30 days of conversion of this OPL to an Oil Mining Lease.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers and representatives as of the day and year first written above.

YINKA  FOLAWIYO  PETROLEUM  COMPANY  LIMITED


Per:     /s/  Tunde  Folawiyo
         --------------------


Per:
         --------------------

LIBERTY  TECHNICAL  SERVICES  LTD.

Per:     /s/  Wade  Cherwayko
         --------------------


Per:
         --------------------

                                  SCHEDULE "A"
                                 CONCESSION MAP

(Insert  map)

                                  SCHEDULE "B"
                             WORK PROGRAM - OPL 309

WORK DESCRIPTION                          ESTIMATED TIMING       ESTIMATED COSTS
----------------------------------------  ---------------------  ----------------

EVALUATION OF EXISTING DATA               JUNE - JULY/92         $        200,000
----------------------------------------  ---------------------  ----------------

SHOOT NEW SEISMIC                         AUGUST - DECEMBER/92   $      1,800,000
                                          ---------------------  ----------------

PROCESS DATA AND RE-MAP                   JANUARY - FEBRUARY/93  $        200,000
                                          ---------------------  ----------------

PICK TWO LOCATIONS AND WORK UP LOGISTICS  MARCH - MAY/93         $        100,000
                                          ---------------------  ----------------

DRILL TWO TEST WELLS                      JUNE - DECEMBER/93     $     12,800,000
                                          ---------------------  ----------------

DRILL TWO CONFIRMATION WELLS              JANUARY - DECEMBER/94  $     12,800,000
                                          ---------------------  ----------------

DEVELOP FIELD(S):
- 18 WELLS                                1995 - 1997            $    100,000,000
- DESIGN AND INSTALL PRODUCTION
  FACILITIES                              1995 - 1998            $     24,000,000
                                          ---------------------  ----------------

TOTALS                                    1992 - 1998            $    151,900,000
                                          ---------------------  ----------------



CONTINUE EXPLORATION                      1997 -
CYCLE UNTIL BLOCK FULLY
DEVELOPED

                                  SCHEDULE "B"
                 INTERNATIONAL JOINT VENTURE OPERATING AGREEMENT

This  document is filed as Exhibit 10.16 to the Form 10-KSB dated March 1, 1999.